File 333154164
Rule 424 b3


AMERICANDEPOSITARY
SHARES
One 1 American
Depositary Share
represents
OneHalf 12 of One
Share

THE BANK OF NEW
YORK
MELLON
AMERICAN
DEPOSITARY
RECEIPT
FOR COMMON STOCK,
KDDI CORPORATION
INCORPORATED UNDER
THE
LAWS OF JAPAN
The Bank of New
York Mellon, as
depositary
hereinafter called
the
Depositary, hereby
certifies i that
there
have been
deposited with the
Depositary
or its agent,
nominee,
custodian,
clearing agency or
correspondent, the
securities
described above
Shares or
evidence of the
right to receive
such
Shares, ii that at
the date hereof
each
American
Depositary Share
evidenced
by this Receipt
represents the
amount of
Shares shown
above, and that

or registered
assigns IS THE
OWNER
OF ________
AMERICAN
DEPOSITARY SHARES
hereby evidenced
and called, and
except
as otherwise
herein expressly
provided,
is entitled upon
surrender at the
Corporate Trust
Office of the
Depositary, New
York, New York of
this Receipt duly
endorsed for
transfer
and upon payment
of the charges as
provided on the
reverse of this
Receipt
and in compliance
with applicable
laws
or governmental
regulations, at
Owners
option 1 to
delivery at the
office of the
agent, nominee,
custodian,
clearing
agency or
correspondent of
the
Depositary, to a
person specified
by
Owner, of the
amount of
Deposited
Securities
represented hereby
or
evidence of the
right to receive
the same
or 2 to have such
Deposited
Securities
forwarded at his
cost and risk to
him at
the Corporate
Trust Office of
the
Depositary.  The
words Deposited
Securities
wherever used in
this Receipt
shall mean the
Shares deposited
under
the agreement
created by the
Receipts as
hereinafter
defined including
such
evidence of the
right to receive
the
same, and any and
all other
securities,
cash and other
property held by
the
Depositary in
place thereof or
in
addition thereto
as provided
herein.  The
word Owner
wherever used in
this
Receipt shall mean
the name in which
this Receipt is
registered upon
the books
of the Depositary
from time to time.
The Depositarys
Corporate Trust
Office
is located at a
different address
than its
principal
executive office.
Its Corporate
Trust Office is
located at 101
Barclay
Street, New York,
New York 10286,
and its principal
executive office
is
located at One
Wall Street, New
York,
New York 10286.
1.	RECEIPTS.
	This
American
Depositary Receipt
this Receipt is
one
of a continuing
issue of American
Depositary
Receipts
collectively, the
Receipts, all
evidencing rights
of like
tenor with respect
to the Deposited
Securities, and
all issued or to
be issued
upon the terms and
subject to the
conditions herein
provided, which
shall
govern the
continuing
arrangement by
the Depositary
with respect to
initial
deposits as well
as the rights of
holders
and Owners of
Receipts
subsequent to
such deposits.
	The issuer
of the
Receipts is deemed
to be the legal
entity
resulting from the
agreement herein
provided for.
	The issuance
of
Receipts against
deposits generally
may
be suspended, or
the issuance of
Receipts against
the deposit of
particular
Shares may be
withheld, if such
action
is deemed
necessary or
advisable by the
Depositary at any
time and from time
to
time because of
any requirements
of any
government or
governmental body
or
commission or for
any other reason.
The Depositary
assumes no
liability
with respect to
the validity or
worth of
the Deposited
Securities.
2.	TRANSFER OF
RECEIPTS.
	Until the
surrender of
this Receipt in
accordance with
the
terms hereof, the
Depositary will
maintain an office
in the Borough of
Manhattan, The
City of New York,
for
the registration
of Receipts and
transfers
of Receipts where
the Owners of the
Receipts may,
during regular
business
hours, inspect the
transfer books
maintained by the
Depositary that
list
the Owners of the
Receipts.  The
transfer of this
Receipt is
registrable on
the books of the
Depositary at its
Corporate Trust
Office by the
holder
hereof in person
or by duly
authorized
attorney, upon
surrender of this
Receipt
properly endorsed
for transfer or
accompanied by
proper instruments
of
transfer and funds
sufficient to pay
any
applicable
transfer taxes,
and the fees
and expenses of
the Depositary and
upon compliance
with such
regulations,
if any, as the
Depositary may
establish
for such purpose.
This Receipt may
be
split into other
such Receipts, or
may be
combined with
other such
Receipts into
one Receipt,
representing the
same
aggregate number
of American
Depositary Shares
as the Receipt or
Receipts
surrendered.  Upon
such split
or combination not
involving a
transfer,
a charge will be
made as provided
herein.  The
Depositary may
close the
transfer books at
any time or from
time
to time when
deemed expedient
by it in
connection with
the performance of
its
duties hereunder.
3.	PROOF OF
CITIZENSHIP OR
RESIDENCE.
	The
Depositary may
require any holder
or Owner of
Receipts, or any
person presenting
securities for
deposit against
the
issuance of
Receipts, from
time to time,
to file such proof
of citizenship or
residence and to
furnish such other
information, by
affidavit or
otherwise,
and to execute
such certificates
and
other instruments
as may be
necessary
or proper to
comply with any
laws or
regulations
relating to the
issuance or
transfer of
Receipts, the
receipt or
distribution of
dividends or other
property, or the
taxation thereof
or of
receipts or
deposited
securities, and
the
Depositary may
withhold the
issuance
or registration of
transfer of any
Receipt
or payment of such
dividends or
delivery of such
property from any
holder, Owner or
other person, as
the
case may be, who
shall fail to file
such
proofs,
certificates or
other instruments.
4.
	TRANSFERABIL
ITY
RECORDOWNERSHIP.
	It is a
condition of this
Receipt and every
successive holder
and
Owner of this
Receipt by
accepting or
holding the same
consents and
agrees,
that title to this
Receipt, when
properly
endorsed or
accompanied by
proper
instruments of
transfer, is
transferable
by delivery with
the same effect as
in
the case of a
negotiable
instrument
provided, however,
that prior to the
due
presentation of
this Receipt for
registration of
transfer as above
provided, and
subject to the
provisions
of Article 9
below, the
Depositary,
notwithstanding
any notice to the
contrary, may
treat the person
in whose
name this Receipt
is registered on
the
books of the
Depositary as the
absolute
owner hereof for
the purpose of
determining the
person entitled to
distribution of
dividends and for
any
other purpose.
5.	TAX
LIABILITY.
	The
Depositary shall
not be liable for
any taxes or
governmental or
other assessments
or
charges that may
become payable in
respect of the
Deposited
Securities, but
a ratable part of
any and all of the
same,
whether such tax,
assessment or
charge
becomes payable by
reason of any
present or future
law, statute,
charter
provision, bylaw,
regulation or
otherwise, shall
be payable by the
Owner hereof to
the Depositary at
any
time on request.
Upon the failure
of the
holder or Owner of
this Receipt to
pay
any such amount,
the Depositary may
sell for account
of such Owner an
amount of the
Deposited
Securities
equal to all or
any part of the
amount
represented by
this Receipt, and
may
apply the proceeds
in payment of such
obligations, the
Owner hereof
remaining
liable for any
deficiency.
6.
	REPRESENTATI
ON
S AND WARRANTIES.
	Every person
presenting
Shares for deposit
shall be deemed
thereby to
represent and
warrant that
such Shares and
each certificate,
if any,
therefor are
validly issued,
fully paid
and nonassessable,
that such Shares
were not issued in
violation of any
preemptive or
similar rights of
the
holders of any
securities and
that the
person making such
deposit is duly
authorized so to
do.  Every such
person
shall also be
deemed to
represent that
the deposit of
such securities
and the
sale of American
Depositary Shares
representing such
Shares by that
person
in the United
States are not
restricted
under the
Securities Act of
1933, as
amended the
Securities Act of
1933.
Such
representations
and warranties
shall survive the
deposit of such
securities and
issuance of
Receipts.
	This Receipt
is issued
subject, and all
rights of the
holder or
Owner hereof are
expressly subject,
to
the terms and
conditions set
forth on
both sides of this
Receipt, all of
which
form a part of the
agreement
evidenced
in this Receipt
and to all of
which the
holder or Owner
hereof by
accepting
this Receipt
consents.
7.	REPORTS OF
ISSUER OF
DEPOSITED
SECURITIES VOTING
RIGHTS.
	As of the
date of the
establishment of
the program for
issuance of
Receipts by the
Depositary, the
Depositary
believed, based on
limited
investigation,
that the issuer of
the Deposited
Securities either
i furnished the
Securities and
Exchange
Commission the
Commission with
certain
public reports and
documents required
by foreign law or
otherwise or ii
published
information in
English on its
Internet website
at www.kddi.com or
another electronic
information
delivery
system generally
available to the
public
in its primary
trading market, in
either
case in compliance
with Rule 12g32b
under the
Securities and
Exchange Act
of 1934 as in
effect and
applicable to
that issuer at
that time.
However, the
Depositary does
not assume any
duty to
determine if the
issuer of the
Deposited
Securities is
complying with the
current
requirements of
Rule 12g32b or to
take
any action if that
issuer is not
complying
with those
requirements.
	The
Depositary shall
be
under no
obligation to give
notice to the
holder or Owner of
this Receipt of
any
meeting of
shareholders or of
any report
of or
communication from
the issuer of
the Deposited
Securities, or of
any other
matter concerning
the affairs of
such
issuer, except as
herein expressly
provided.  The
Depositary
undertakes to
make available for
inspection by
holders
and Owners of the
Receipts at its
Corporate Trust
Office, any
reports and
communication
received from the
issuer
of the Deposited
Securities that
are both
i received by the
Depositary as the
holder of the
Deposited
Securities and ii
made generally
available to the
holders
of the Deposited
Securities by the
issuer
thereof.  Such
reports and
communications
will be available
in the
language in which
they were received
by the Depositary
from the issuer of
the
Deposited
Securities, except
to the
extent, if any,
that the
Depositary in its
sole discretion
elects to both i
translate
into English any
of such reports or
communications
that were not in
English when
received by the
Depositary and ii
make such
translations, if
any, available for
inspection by
holders and Owners
of the
Receipts.  The
Depositary has no
obligation of any
kind to translate
any of
such reports or
communications or
to
make such
translation, if
any, available
for such
inspection.
	The
Depositary may, in
its discretion,
exercise, in any
manner,
or not exercise,
any and all voting
rights
that may exist in
respect of the
Deposited
Securities.  The
Depositary
may, but assumes
no obligation to,
notify Owners of
an upcoming
meeting
of holders of
Deposited
Securities or
solicit
instructions from
Owners as to
the exercise of
any voting rights
with
respect to the
Deposited
Securities.
Upon the written
request of the
Owner
of this Receipt
and payment to it
of any
expense involved,
the Depositary
may,
in its sole
discretion, but
assumes no
obligation to,
exercise any
voting rights
with respect to
the amount of the
Deposited
Securities
represented by the
American
Depositary Shares
evidenced
by this Receipt in
accordance with
that
request.
8.
	DISTRIBUTION
S.
	Until the
surrender of
this Receipt, the
Depositary a shall
distribute or
otherwise make
available to
the Owner hereof,
at a time and in
such
manner as it shall
determine, any
distributions of
cash, Shares or
other
securities or
property other
than
subscription or
other rights and b
may
distribute or
otherwise make
available to
the Owner hereof,
at a time and in
such
manner as it shall
determine, any
distributions of
subscription or
other
rights, in each
case received with
respect to the
amount of
Deposited
Securities
represented
hereby, after
deduction, or upon
payment of the
fees
and expenses of
the Depositary
described in
Article 13 below,
and the
withholding of any
taxes in respect
thereof provided,
however, that the
Depositary shall
not make any
distribution for
which it has not
received
satisfactory
assurances, which
may be
an opinion of
United States
counsel, that
the distribution
is registered
under, or is
exempt from or not
subject to the
registration
requirements of,
the
Securities Act of
1933 or any other
applicable law.
If the Depositary
is not
obligated, under
the preceding
sentence,
to distribute or
make available a
distribution under
the preceding
sentence, the
Depositary may
sell such
Shares, other
securities,
subscription or
other rights,
securities or
other property,
and the Depositary
shall distribute
the
net proceeds of a
sale of that kind
to the
Owners entitled to
them, after
deduction
or upon payment of
the fees and
expenses of the
Depositary
described in
Article 13 below
and the
withholding of
any taxes in
respect thereof.
In lieu of
distributing
fractional
American
Depositary Shares
for distributed
Shares
or other
fractional
securities, the
Depositary may, in
its discretion,
sell
the amount of
securities or
property
equal to the
aggregate of those
fractions.
In the case of
subscription or
other
rights, the
Depositary may, in
its
discretion, issue
warrants for such
subscription or
other rights andor
seek
instructions from
the Owner of this
Receipt as to the
disposition to be
made
of such
subscription or
other rights.  If
the Depositary
does not
distribute or
make available to
Owners or sell
distributed
subscription or
other rights,
the Depositary
shall allow those
rights
to lapse.  Sales
of subscription or
other
rights, securities
or other property
by the
Depositary shall
be made at such
time
and in such manner
as the Depositary
may deem
advisable.
	If the
Depositary shall
find in its
opinion that any
cash
distribution is
not convertible in
its
entirety or with
respect to the
Owners of
a portion of the
Receipts, on a
reasonable basis
into U.S. Dollars
available to it in
the City of New
York,
or if any required
approval or
license of
any government or
agency for such
conversion is
denied or is not
obtainable
within a
reasonable period,
the
Depositary may in
its discretion
make
such conversion
and distribution
in U.S.
Dollars to the
extent possible,
at such
time and rates of
conversion as the
Depositary shall
deem appropriate,
to
the Owners
entitled thereto
and shall
with respect to
any such currency
not
converted or
convertible either
i distribute such
foreign currency
to the
holders entitled
thereto or ii hold
such
currency for the
respective
accounts of
such Owners
uninvested and
without
liability for
interest thereon,
in which
case the
Depositary may
distribute
appropriate
warrants or other
instruments
evidencing rights
to receive
such foreign
currency.
9.	RECORD DATES
ESTABLISHED BY
DEPOSITARY.
	Whenever any
cash
dividend or other
cash distribution
shall
become payable or
any distribution
other than cash
shall be made, or
whenever rights
shall be offered,
with
respect to
Deposited
Securities, or
whenever the
Depositary shall
receive
notice of any
meeting of Owners
of
Deposited
Securities, or
whenever it is
necessary or
desirable to
determine the
Owners of
Receipts, the
Depositary will
fix a record date
for the
determination of
the Owners
generally or the
Owners of
Receipts who shall
be entitled to
receive
such dividend,
distribution or
rights, or
the net proceeds
of the sale
thereof, to
give instructions
for the exercise
of
voting rights at
any such meeting
or
responsible for
any other purpose
for
which the record
date was set.
10.	CHANGES
AFFECTING
DEPOSITED
SECURITIES.
	Upon i any
change in
nominal value or
any subdivision,
combination or any
other
reclassification
of the Deposited
Securities, or ii
any
recapitalization,
reorganization,
sale of assets
substantially as
an entirety,
merger or
consolidation
affecting the
issuer of the
Deposited
Securities or to
which it is a
party, or iii the
redemption by the
issuer
of the Deposited
Securities at any
time
of any or all of
such Deposited
Securities
provided the same
are subject
to redemption,
then and in any
such case
the Depositary
shall have the
right to
exchange or
surrender such
Deposited
Securities and
accept and hold
hereunder in lieu
thereof  other
shares,
securities, cash
or property to be
issued
or delivered in
lieu of or in
exchange
for, or
distributed or
paid with respect
to, such Deposited
Securities.  Upon
any
such exchange or
surrender, the
Depositary shall
have the right, in
its
discretion, to
call for surrender
of this
Receipt in
exchange upon
payment of
fees and expenses
of the Depositary
for
one or more new
Receipts of the
same
form and tenor as
this Receipt, but
describing the
substituted
Deposited
Securities.  In
any such case the
Depositary shall
have the right to
fix a
date after which
this Receipt shall
only
entitle the Owner
to receive such
new
Receipt or
Receipts.  The
Depositary
shall mail notice
of any redemption
of
Deposited
Securities to the
Owners of
Receipts, provided
that in the case
of
any redemption of
less than all of
the
Deposited
Securities, the
Depositary
shall select in
such manner as it
shall
determine an
equivalent number
of
American
Depositary Shares
to be
redeemed and shall
mail notice of
redemption only to
the Owners of
Receipts
evidencing those
American
Depositary Shares.
The sole right of
the
Owners of Receipts
evidencing
American
Depositary Shares
designated
for redemption
after the mailing
of such
notice of
redemption shall
be to receive
the cash, rights
and other property
applicable to the
same, upon
surrender
to the Depositary
and upon payment
of
its fees and
expenses of the
Receipts
evidencing such
American
Depositary
Shares.
11.	LIABILITY OF
DEPOSITARY.
The Depositary
shall not incur
any
liability to any
holder or Owner of
this
Receipt i if by
reason of any
provisions
of any present or
future law of the
United States of
America, any state
thereof, or of any
other country, or
of
any governmental
or regulatory
authority, or by
reason of any
provision,
present or future,
of the charter or
articles of
association or
similar
governing document
of the issuer or
of
the Deposited
Securities, the
Depositary
shall be
prevented, delayed
or forbidden
from or subjected
to any civil or
criminal penalty
or extraordinary
expenses on
account of doing
or
performing any act
or thing which by
the terms hereof
it is provided
shall be
done or performed,
ii by reason of
any
nonperformance or
delay, caused as
specified in
clause i above, in
the
performance of any
act or thing which
by the terms of
this Receipt it is
provided shall or
may be done or
performed, iii by
reason of any
exercise
of, or failure to
exercise, any
discretion
provided for
herein, iv for the
inability
of any Owner or
holder to benefit
from
any distribution,
offering, right or
other
benefit which is
made available to
holders of
Deposited
Securities but is
not made available
to Owners or
holders, v for any
special,
consequential
or punitive
damages for any
breach of
the terms of this
Receipt or vi
arising
out of any act of
God, terrorism or
war
or any other
circumstances
beyond its
control.
The Depositary
shall not be
responsible
for any failure to
carry out any
requests
to vote any
Deposited
Securities or for
the manner or
effect of any vote
that is
cast either with
or without the
request of
any Owner, or for
not exercising any
right to vote any
Deposited
Securities.
The Depositary
does not assume
any
obligation and
shall not be
subject to
any liability to
holders or Owners
hereunder other
than agreeing to
act
without negligence
or bad faith in
the
performance of
such duties as are
specifically set
forth herein.
The Depositary
shall be under no
obligation to
appear in,
prosecute or
defend, any
action, suit or
other
proceeding in
respect of any of
the
Deposited
Securities or in
respect of the
Receipts on behalf
of Owners or
holders
or any other
persons.  The
Depositary
shall not be
liable for any
action or
nonaction by it in
reliance upon the
advice of or
information from
legal
counsel,
accountants or any
other
persons believed
by it in good
faith to
be competent to
give such advice
or
information.
The Depositary,
subject to Article
14
hereof, may itself
become the owner
of
and deal in
securities of any
class of the
issuer of the
Deposited
Securities and in
Receipts of this
issue.
12.	TERMINATION
OF
AGREEMENT AND
SURRENDER
OF THIS RECEIPT.
	The
Depositary may at
any time terminate
the agreement
evidenced by this
Receipt and all
other
Receipts by
mailing notice of
such
termination to the
Owners of all
Receipts then
outstanding at
their
addresses
appearing upon the
books of
the Depositary, at
least thirty days
prior
to the date fixed
in such notice for
termination.  On
and after such
date of
termination the
Owner hereof, upon
surrender of this
Receipt at the
Corporate Trust
Office of the
Depositary, will
be entitled to
delivery
of the amount of
the Deposited
Securities
represented hereby
upon the
same terms and
conditions, and
upon
payment of a fee
at the rates
provided
herein with
respect to the
surrender of
this Receipt for
Deposited
Securities
and on payment of
applicable taxes
and
charges.  The
Depositary may
convert
any dividends
received by it in
cash
after the
termination date
into U.S.
Dollars as herein
provided, and
after
deducting
therefrom the fees
of the
Depositary and
referred to herein
and
any taxes and
governmental
charges and
shall thereafter
hold the balance
of said
dividends for the
pro rata benefit
of the
Owners of the
respective
Receipts.  As
to any Receipts
not so surrendered
within thirty days
after such date of
termination the
Depositary shall
thereafter have no
obligation with
respect to the
collection or
disbursement
of any subsequent
dividends or any
subscriptions or
other rights
accruing on
the Deposited
Securities.  After
the
expiration of
three months from
such
date of
termination the
Depositary may
sell any remaining
Deposited
Securities
in such manner as
it may determine,
and
may thereafter
hold uninvested
the net
proceeds of any
such sale or sales
together with any
dividends received
prior to such sale
or the U.S.
Dollars
received on
conversion
thereof,
unsegregated and
without liability
for
any interest
thereon, for the
pro rata
benefit of the
Owners of the
Receipts
that have not
theretofore been
surrendered for
cancellation, such
Owners thereupon
becoming general
creditors of the
Depositary with
respect
to such net
proceeds.  After
making
such sale, or if
no such sale can
be made
after the
expiration of one
year from
such date of
termination, the
Depositary
shall be
discharged from
all obligations
whatsoever to the
holders and Owners
of the Receipts
except to make
distribution of
the net proceeds
of sale
and of such
dividends after
deducting all
fees, charges and
expenses of the
Depositary or of
the Deposited
Securities, in
case no sale can
be made,
upon surrender of
the Receipts.
13.	CERTAIN FEES
AND CHARGES OF THE
DEPOSITARY.
	The
Depositary may
charge any party
depositing or
withdrawing
Shares, any party
transferring or
surrendering
Receipts, any
party to whom
Receipts are
issued including
issuance pursuant
to a stock
dividend or stock
split or an
exchange of stock
or distribution
pursuant to
Articles 8 or
10 or Owners, as
applicable, i fees
for
the delivery or
surrender of
Receipts
and deposit or
withdrawal of
Shares, ii
fees for
distributing cash,
Shares or
other property
received in
respect of
Deposited
Securities, iii
taxes and other
governmental
charges, iv
registration or
custodial fees or
charges relating
to the
Shares, v cable,
telex and
facsimile
transmission
expenses, vi
foreign
currency
conversion
expenses and fees,
vii depositary
servicing fees and
viii any
other fees or
charges incurred
by the
Depositary or its
agents in
connection
with the Receipt
program.  The
Depositarys fees
and charges may
differ
from those of
other
depositaries.  The
Depositary
reserves the right
to modify,
reduce or increase
its fees upon
thirty 30
days notice to the
Owner hereof.  The
Depositary will
provide, without
charge,
a copy of its
latest schedule of
fees and
charges to any
party requesting
it.
The Depositary may
charge fees for
receiving deposits
and issuing
Receipts,
for delivering
Deposited
Securities
against
surrendered
Receipts, for
transfer of
Receipts, for
splits or
combinations of
Receipts, for
distribution of
each cash or other
distribution on
Deposited
Securities, for
sales or exercise
of rights, or for
other
services performed
hereunder.  The
Depositary
reserves the right
to modify,
reduce or increase
its fees upon
thirty 30
days notice to the
Owner hereof.  The
Depositary will
provide, without
charge,
a copy of its
latest fee
schedule to any
party requesting
it.
14.	PRERELEASE
OF
RECEIPTS.
	Notwithstand
ing any
other provision of
this Receipt, the
Depositary may
execute and
deliver
Receipts prior to
the receipt of
Shares
PreRelease. The
Depositary may
deliver Shares
upon the receipt
and
cancellation of
Receipts which
have
been PreReleased,
whether or not
such
cancellation is
prior to the
termination
of such PreRelease
or the Depositary
knows that such
Receipt has been
PreReleased.  The
Depositary may
receive Receipts
in lieu of Shares
in
satisfaction of a
PreRelease.  Each
PreRelease will be
a preceded or
accompanied by a
written
representation
from the person to
whom Receipts or
Shares are to be
delivered that
such
person, or its
customer, owns the
Shares
or Receipts to be
remitted, as the
case
may be, b at all
times fully
collateralized
with cash or such
other
collateral as the
Depositary deems
appropriate, c
terminable by the
Depositary on not
more than five 5
business days
notice, and d
subject to
such further
indemnities and
credit
regulations as the
Depositary deems
appropriate.  The
number of American
Depositary Shares
which are
outstanding at any
time as a result
of
PreReleases will
not normally
exceed
thirty percent 30
of the Shares
deposited
with the
Depositary
provided, however,
that the
Depositary
reserves the right
to
change or
disregard such
limit from
time to time as it
deems appropriate.
	The
Depositary may
retain for its own
account any
compensation
received by it in
connection with
the foregoing.
15.	COMPLIANCE
WITH U.S.
SECURITIES LAWS.
	Notwithstand
ing any
terms of this
Receipt to the
contrary, the
Depositary will
not exercise any
rights it
has under this
Receipt to prevent
the
withdrawal or
delivery of
Deposited
Securities in a
manner which would
violate the United
States securities
laws
including, but not
limited to,
Section
1A1 of the General
Instructions to
the
Form F6
Registration
Statement, as
amended from time
to time, under the
Securities Act of
1933.
16.	GOVERNING
LAW
VENUE OF ACTIONS
JURY TRIAL
WAIVER.
	This Receipt
shall be
interpreted and
all rights
hereunder and
provisions hereof
shall be governed
by
the laws of the
State of New York.
	All actions
and
proceedings
brought by any
Owner or
holder of this
Receipt against
the
Depositary arising
out of or relating
to
the Shares or
other Deposited
Securities,
the American
Depositary Shares
or the
Receipts, or any
transaction
contemplated
herein, shall be
litigated
only in courts
located within the
State of
New York.
	EACH OWNER
AND
HOLDER HEREBY
IRREVOCABLY
WAIVES, TO THE
FULLEST
EXTENT PERMITTED
BY
APPLICABLE LAW,
ANY RIGHT IT
MAY HAVE TO A
TRIAL BY JURY
IN ANY SUIT,
ACTION OR
PROCEEDING AGAINST
THE
DEPOSITARY
DIRECTLY OR
INDIRECTLY ARISING
OUT OF OR
RELATING TO THE
SHARES OR
OTHER DEPOSITED
SECURITIES,
THE AMERICAN
DEPOSITARY
SHARES OR THE
RECEIPTS, OR
ANY TRANSACTION
CONTEMPLATED
HEREIN, OR THE
BREACH HEREOF,
INCLUDING
WITHOUT
LIMITATION, ANY
QUESTION REGARDING
EXISTENCE,
VALIDITY OR
TERMINATION
WHETHER BASED
ON CONTRACT, TORT
OR ANY
OTHER THEORY.
17.	AMENDMENT OF
RECEIPTS.
The form of the
Receipts and the
agreement created
thereby may at any
time and from time
to time be amended
by the Depositary
in any respect
which
it may deem
necessary or
desirable. Any
amendment which
shall prejudice
any
substantial
existing right of
Owners
shall not become
effective as to
outstanding
Receipts until the
expiration
of thirty 30 days
after notice of
such
amendment shall
have been given to
the
Owners of
outstanding
Receipts
provided, however,
that such thirty
30
days notice shall
in no event be
required
with respect to
any amendment
which
shall impose or
increase any taxes
or
other governmental
charges,
registration
fees, cable, telex
or facsimile
transmission
costs, delivery
costs or
other such
expenses. Every
Owner and
holder of a
Receipt at the
time any
amendment so
becomes effective
shall
be deemed, by
continuing to hold
such
Receipt, to
consent and agree
to such
amendment and to
be bound by the
agreement created
by Receipt as
amended thereby.
In no event shall
any
amendment impair
the right of the
Owner of any
Receipt to
surrender such
Receipt and
receive therefor
the amount
of Deposited
Securities
represented by
the American
Depositary Shares
evidenced thereby,
except in order to
comply with
mandatory
provisions of
applicable law.


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